UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


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                PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                     PIONEER FLOATING RATE FUND, INC. (PHD)
                      PIONEER HIGH INCOME FUND, INC. (PHT)
                 PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
            PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)
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                                      LOGO

                                                                August 27, 2021

               PIONEER DIVERSIFIED HIGH INCOME FUND, INC. (HNW)
                    PIONEER FLOATING RATE FUND, INC. (PHD)
                     PIONEER HIGH INCOME FUND, INC. (PHT)
                PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)
           PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

DEAR STOCKHOLDER:

The Annual Meeting of Stockholders for the above Pioneer Closed-End Funds ("Funds") is scheduled to be held on September 15, 2021. As an investor in one or more of the Funds, we have not received your vote(s) in connection with electing incumbent nominees to your Board of Directors.

We understand that it has been difficult during this unprecedented time and there are other family and business tasks that are a priority for you. As an important investor in the Pioneer family of funds, your vote will help the Funds obtain quorum and ensure your Board is elected. Your Voice is Very Important. Voting Now Helps Minimize Proxy Costs and Avoids Additional Communications and Phone Calls To Stockholders.

Please join your fellow stockholders who have voted by signing, dating, and mailing the enclosed card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

LOGO Vote by Phone by calling 1-833-459-3559 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

LOGO Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

LOGO Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

Our proxy solicitor, Di Costa Partners ("DCP"), may call you to answer any question you may have regarding the proxy and to assist you in voting. You can call DCP at 1-833-459-3559 during normal business hours, Monday - Friday, 10:00 a.m. - 11:00 p.m., Eastern if you have any questions regarding the proxy.

Thank you in advance for your vote,

LOGO

LISA M. JONES
PRESIDENT AND CHIEF EXECUTIVE OFFICER

PIONEER FUNDS

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